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                                                                    Exhibit 10.8

                    CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
                          FOR THE PORTIONS MARKED [***]

                        FIRST AMENDMENT TO THE AGREEMENT

                                 BY AND BETWEEN

                           ARENA PHARMACEUTICALS, INC.

                                       AND

                         TAISHO PHARMACEUTICAL CO., LTD.


         This First Amendment ("Amendment") to the Agreement dated May 29, 2000 by and between the Parties hereto ("Agreement") is effective as of JANUARY 24, 2001 ("Effective Date") by and between ARENA PHARMACEUTICALS, INC., having a place of business at 6166 Nancy Ridge Drive, San Diego, California, 92121 USA ("Arena"), and TAISHO PHARMACEUTICAL CO., LTD., having a place of business at 24-1, Takata 3-Chome, Toshimaku, Tokyo 170-8633, JAPAN ("Taisho").

                                    RECITALS

         WHEREAS, Arena and Taisho entered into the Agreement, and pursuant to the Agreement, Taisho has selected 18F Receptor (defined below) as second Taisho Selected GPCR.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Arena and Taisho hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Unless otherwise specifically provided herein, any capitalized term used in this Amendment shall have the same meaning as defined in the Agreement, and the following terms shall have the following meanings:

"EFFECTIVE DATE" for purposes of this Amendment means JANUARY 24, 2001.

"SECOND SELECTION DATE" means DECEMBER 25, 2000.

"18F COMPOUNDS" has the same meaning as set forth in Section 2.2 of this Amendment.

"18F RECEPTOR" has the same meaning as set forth in Section 2.1 of this Amendment.

                                   ARTICLE II
                                  18F RECEPTOR

         2.1 According to Section 2.2 of the Agreement, Taisho has selected 18F Receptor as a Taisho Selected GPCR and the following clause shall be added to the APPENDIX A to the Agreement.


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                   2.18F RECEPTOR, ALSO REFERRED TO AS "[ ]".
                         SELECTED BY TAISHO AS OF THE SECOND SELECTION DATE.

         2.2 As of the Second Selection Date, Arena has applied Arena Activation Technology to 18F Receptor, established constitutively active Taisho Activated Receptor of 18F Receptor as of the Second Selection Date, developed the Screening Assay incorporating 18F Receptor, made Screening Assay Notice to Taisho, completed the Arena Screening for 18F Receptor, and identified as CART Identified Compounds the 18F Compounds which include the compound coded "[ ]" and derivatives thereof covered by the Arena Patent Rights included in US serial number [ ], filed with the US Patent & Trademark Office on [ ] and named "Small Molecule Modulators of [ ]".

         2.3 In consideration of the rights granted under Article V of the Agreement with respect to 18F Receptor and the 18F Compounds and further consideration of Arena's activities described in Section 2.2 of this Amendment:

                  (i) within thirty (30) days of the Effective Date, Taisho shall provide Arena with a one-time, non-refundable, non-creditable fee of [ ], with respect to the rights exercisable in Japan, and

                  (ii) within thirty (30) days of the Effective Date, Taisho shall provide to Arena with a one-time, non-refundable, non-creditable fee of [ ] with respect to the rights exercisable in the world except Japan.

In addition, within thirty (30) days of the Effective Date, Taisho shall provide Arena with a Continuing Utilization Fee of [ ] for 18F Receptor, and Taisho shall have the right set forth in Section 5.5 of the Agreement with respect to 18F Receptor. The Parties agree that the total amount to be paid by Taisho to Arena under this Section 2.3 of the Amendment is [ ].

                                   ARTICLE III
                                    RESEARCH

         3.1 TRANSFER OF RECEPTOR, COMPOUNDS AND TECHNICAL INFORMATION. Subject to the provisions of Article III of the Agreement, Arena shall transfer to Taisho 18F Receptor and Technical Information thereon within thirty (30) days of the Effective Date. In addition, Arena shall transfer to Taisho samples of the 18F Compounds in the form and quantity agreed to in advance by the Parties and Technical Information regarding the 18F Compounds within thirty (30) days of the Effective Date.

         3.2 ADDITIONAL SUPPLY OF COMPOUNDS. When requested by Taisho in writing, Arena shall use its Best Reasonable Commercial Efforts to supply additional quantity of the 18F Compounds within the time period requested by Taisho. If so agreed by the Parties in writing, Arena shall supply additional Technical Information owned or possessed by Arena to enable Taisho to synthesis the 18F Compounds for the purpose of the Screening and Optimization defined in
Section 3.3 below.


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         3.3      OPTIMIZATION. Taisho has requested Arena to perform contract research for Taisho, and Arena has agreed to perform such contract research for Taisho, directed to optimization of the 18F Compounds for the purpose of identifying the most suitable compound for Taisho Development ("Optimization") in accordance with a mutually agreed upon plan for the Optimization, which shall be attached to this Amendment, when completed, as AMENDMENT APPENDIX A. Such compound(s) identified under the Optimization shall be deemed to be CART Identified Compound, regardless of the definition of CART Identified Compound(s) set forth in the Agreement. Any and all results obtained under the Optimization and intellectual property rights thereon shall be solely owned by Taisho.

         3.4 RESEARCH FEE. As described in Section 2.2 in this Amendment, Arena has finished its Screening Assay development and its Screening activities for 18F Receptor under the Agreement as of the Second Selection Date, and Taisho shall reimburse the research and development fee for such activities of [ ] within sixty (60) days of the Second Selection Date. This fee shall include the research and development fees of each [ ] under Sections 4.1 (a) through (c) of
Article IV of the Agreement and the Screening Fee of [ ] under Section 6.2 of the Agreement.

         3.5 FEE FOR OPTIMIZATION. Taisho shall pay contract research fee for the Optimization at a rate of [ ] per Arena's full time equivalent equal to [ ] hours ("FTE") per year. Within the mutually agreed upon plan for the Optimization, the number of Arena's FTEs may be increased or decreased yearly upon mutual agreement by Arena and Taisho, but shall in no event Arena's FTEs exceed [ ] FTEs per year.

         3.6 PAYMENT UNDERSTANDING. Taisho acknowledges and agrees that any payment due under Sections 3.4 and 3.5 above shall be made as required and that once made, such payment shall be non-refundable and non-creditable. Within 30 days of the receipt by Arena of each payment, Arena shall provide to Taisho a statement with supportive documents sufficiently verifying the costs and expenses incurred by Arena regarding the corresponding research and development activities.

                                   ARTICLE IV
                               NO OTHER AMENDMENT

         Unless otherwise specifically stated herein, terms and conditions of the Agreement shall remain in full force and effect.

                 [THE REST OF THIS PAGE IS INTENTIONALLY BLANK]


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         WHEREUPON, the Parties have caused this Amendment to be executed by their duly authorized agents, as of the dates listed below.


ARENA PHARMACEUTICALS, INC.                 TAISHO PHARMACEUTICAL CO., LTD.



By: /s/ Jack Lief                           By: /s/ Akira Uehara
  -------------------------------             ----------------------------------
Name:   Jack Lief                           Name:   Akira Uehara
Title:  President & CEO                     Title:  President

Date: January 17, 2001                      Date: January 23, 2001

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